NUVEEN STRATEGIC INCOME FUND

SUPPLEMENT DATED MARCH 26, 2019

TO THE SUMMARY PROSPECTUS DATED OCTOBER 31, 2018

Jeffrey Ebert and Marie Newcome are no longer portfolio managers for Nuveen Strategic Income Fund and Kevin Lorenz, William Martin, Katherine Renfrew and Nick Travaglino are added as portfolio managers of the fund. Timothy Palmer will continue to serve as a portfolio manager for the fund until July 31, 2019. Douglas Baker will continue to serve as a portfolio manager for the fund.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-STRINCS-0319P